Advisory Research Funds

Advisory Research All Cap Value Fund (Ticker Symbol: ADVGX)
Advisory Research Emerging Markets Opportunities Fund (Ticker Symbol: ADVMX)
Advisory Research Global Value Fund (Ticker Symbol: ADVWX)
Advisory Research International All Cap Value Fund (Ticker Symbol: ADVEX)
Advisory Research International Small Cap Value Fund - Investor Class
 (Ticker Symbol: ADVIX)
Advisory Research International Small Cap Value Fund – Class I (Ticker Symbol: ADVLX)
Advisory Research Small Company Opportunities Fund (Ticker Symbol: ADVSX)
Advisory Research Strategic Income Fund (Ticker Symbol: ADVNX)
Each a series of Investment Managers Series Trust

Supplement dated August 10, 2016 to the
Statement of Additional Information dated March 1, 2016, as supplemented

The following disclosure replaces the “Europe - Recent Events” discussion in the “Other Investment Strategies, Policies and Risks” section of the Statement of Additional Information:

Europe – Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The European Union (“EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability.  In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

In June 2016, the United Kingdom (the “UK”) voted in a referendum to leave the EU. Although the precise timeframe for “Brexit” is uncertain, it is currently expected that the UK will seek to withdraw from the EU by invoking article 50 of the Lisbon Treaty with an anticipated completion date within two years from notifying the European Council of the UK’s intention to withdraw.  It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. In addition, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU.  As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.

Please retain this Supplement with your records.